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                                                                    Exhibit 23.4
                                                                    ------------



                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
OSCAR I Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the registration statement.



                                           KPMG Peat Marwick LLP



Denver, Colorado

July 17, 1997

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